Defined Asset Funds(R)

                                Focus Series 2000

                              Capital Appreciation
                             Merrill Lynch Research

                                   IRA Ideal!

2000 Year-Ahead International Portfolio

                                                         [ML logo] Merrill Lynch


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With 575 equity research analysts globally, Merrill Lynch has earned its reputation as a world-class research organization. Our Global Research team provides in-depth coverage of more than 3,700 companies in 53 countries worldwide.

For each of the last five years, Merrill Lynch has been awarded the top rank in Institutional Investor's "All-America Research Team" survey of equity analysts, based on the total number of team analysts.

Make Your Resolution to Think Ahead

An investment strategy should never be static. As your life changes, so should your portfolio. At Merrill Lynch, we believe in the importance of ongoing communication between you and your Financial Consultant. Will your investment goals be the same next year? How about your tolerance for risk and your time horizon? Your Financial Consultant will be happy to help you think ahead by analyzing these important questions, and coming up with informed solutions.

The Year 2000 o It's a time of excitement and reflection. As you make your resolutions for the new year and prepare for opportunities in the new millennium, it's also an excellent time to re-examine your portfolio.

At Merrill Lynch, we know that planning ahead is an important part of working toward your investment goals. This is why we are pleased to offer a portfolio based on the year 2000 stock selections from our top-ranked research team...


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                   the 2000 Year-Ahead International Portfolio

The Portfolio

The Defined Asset Funds(R) 2000 Year-Ahead International Portfolio seeks capital appreciation by investing in a Portfolio of international common stocks from nine different countries. The Portfolio is selected by the Merrill Lynch Global Research and Economics Group for potential growth in 2000.

The Strategy

The 2000 Year-Ahead International Portfolio relies on a "buy and hold" strategy of investing for approximately one year. After one year, we expect that a new Portfolio will be researched and compiled based on a similar selection process. You can roll your proceeds over each year into a successor Portfolio, if available, or you can redeem your investment. We believe more consistent results are likely if the strategy is followed for at least three to five years.

Why Invest Internationally?

In recent years, many American investors have begun investing globally to seek diversification and additional investment opportunities outside the U.S. After all, U.S. capital markets today represent around 50% of total world capitalization - compare that to over 65% in 1970. If you are interested in investing nationally, the 2000 Year-Ahead (Domestic) Portfolio is also available. It follows a similar investment strategy.

         Defined Advantages

oCost

You can get started with a minimum investment of about $250. Discounts are available for volume purchases.

oConvenience

There's no need for multiple security purchases. This Portfolio offers diversification among various securities with just one price to track.

oLiquidity


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You can redeem your investment at any time at the then-current net asset value, which may be more or less than your original cost.

oBuy and Hold

You are buying and holding, for about one year, a Portfolio of stocks selected by Merrill Lynch Global Research.

                               A DEFINED PORTFOLIO

Company

Japan                                                         26%

Kyocera Corporation
         This company manufactures electronic equipment and components worldwide, including telecommunications, information and optical equipment, ceramic products, semiconductor parts, chips and connectors.

Nippon Telegraph & Telephone Corporation
         Providing a variety of telecommunication services, this company also offers local and long-distance telephone services within Japan.

SONY Corporation
         SONY develops and manufactures consumer and industrial electronics, including audio and video equipment, televisions, displays, semiconductors, electronic components, computers and telecommunications equipment.

China                                                         16%

HSBC Holdings PLC*
         This holding company for the HSBC Group provides international banking and financial services, including retail and corporate banking, trade, trusteeship, securities, custody, capital markets, treasury, private and investment banking and insurance.

Hutchison Whampoa Limited
         A diversified holding company, Hutchison Whampoa Limited's diversified operations include real estate, retail and manufacturing, telecommunications, media, energy, finance and investments.

Spain                                                         9%


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Banco Santander Central Hispano, SA
         Along with its subsidiary, Banco Espanol de Credito SA, this company offers commercial banking services. Through other subsidiaries, it serves Latin American customers with credit, leasing, factoring, brokerage services and mutual funds.

Switzerland                                                   9%

Mettler-Toledo International, Inc.+
         Manufacturing and marketing weighing instruments to customers worldwide, Mettler-Toledo's products are used in laboratory, industrial and food retailing applications.

Australia                                                     8%

The News Corporation Limited
         An international media company, The News Corporation's operations include the production and distribution of motion pictures and television programming. It also broadcasts television, satellite and cable programming and publishes newspapers, magazines and books.

Finland                                                       8%

Nokia Corporation
         Nokia is a global wireless and wireline telecommunications company. It pioneered the Nokia 9110 Communicator, an all-in-one mobile phone that offers fax, e-mail and Internet capabilities.

Germany                                                       8%

Deutsche Telekom AG
         Deutsche Telekom owns, operates and leases public telecommunications networks and offers network applications services. Providing local and long-distance telephone services as well as integrated voice and data digital services, the company also maintains a large cable television network.

Ireland                                                       8%

CRH PLC
         Through its subsidiaries, U.K.-based CRH manufactures cement, concrete products, aggregates, roofing, insulation and other building materials in 12 countries, including Ireland, the U.S., Spain, Germany and the Netherlands.

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United Kingdom                                                8%

BP Amoco PLC
         This oil and petrochemicals company, with operations in more than 70 countries, explores for and produces oil and natural gas, refines, markets, and supplies petroleum products; and manufacturers and markets chemicals.

* This holding company is based in the United Kingdom, but the stock is traded in both Hong Kong and the United Kingdom.

+    This stock currently pays no dividend.


Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.

[logo]
Defined Asset Funds(R)
Buy With Knowledge o Hold With Confidence

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

EQUITY INVESTOR FUNDS

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Other Merrill Lynch Research-Based Funds

2000 Year-Ahead (Domestic) Portfolio
Biotechnology Portfolio
Pacific Rim Portfolio

Concept Series

Baby Boom Economy Portfolios(SM)
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio
  (Financial Times Index)
Defined Technology Portfolio(SM)
Institutional Holdings Portfolio
Multinational Portfolio
Principled Values Portfolio(SM)
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Standard & Poor's Industry
  Turnaround Portfolio
Standard & Poor's Intrinsic
  Value Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust


The Time to Think Ahead is Now!

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Call your Merrill Lynch Financial Consultant for a free prospectus containing more complete information, including all risks, sales charges and expenses and the special considerations associated with international investing. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your Merrill Lynch Financial Consultant will be happy to answer any questions you may have.

     o The Portfolio is designed for investors who can assume the risks generally associated with international equity investments, including higher price volatility, currency fluctuations and political developments

     o The Portfolio is not appropriate for investors seeking preservation of capital or current income.

     o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that stock prices will not decrease.

     o The Portfolio should not be considered a complete equity investment program, and may be considered speculative.

     o    There can be no assurance that the Portfolio will meet its objective.

     o This Portfolio may be considered concentrated in the telecommunications equipment/services industry and in stocks of Japanese issuers.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you net of the deferred sales charge and the charge for organization costs, after the initial offering period. Accordingly, you should not increase the tax basis in your units by these charges.

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Generally, dividends and any net capital gains will be subject to tax each year, whether not reinvested. However, on rollovers to future portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%.

                                      As a % of Public          Amount Per
                                       Offering Price           1,000 Units

Initial Sales Charge                         1.00%                 $10.00

Deferred Sales Charge                        1.75%                 $17.50
                                             -----                 ------

Maximum Sales Charge                         2.75%                 $27.50

Estimated Annual Expenses                    0.235%                 $2.33
(as a % of net assets)

Estimated Organization Costs                                        $2.67


If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


         Amount                             Total Sales Charge as a % of
        Purchased                              Public Offering Price

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Less than $50,000                                         2.75%
$50,000 to $99,999                                        2.50%
$100,000 to $249,999                                      2.00%
$250,000 to $999,999                                      1.75%
$1,000,000 or more                                        1.00%



                                                                   32718BR-12/99

(Copyright logo) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

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